UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-4141	13-1890974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Paragon Drive Montvale, New Jersey	07645
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 573-9700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

As previously disclosed, on December 12, 2010, The Great Atlantic & Pacific Tea Company, Inc. (“our Company”) and all of our U.S. subsidiaries (the “Filing Subsidiaries” and, together with our Company, the “Debtors”) filed voluntary petitions for relief (the “Bankruptcy Filing”) under chapter 11 of title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York in White Plains (the “Bankruptcy Court”), case number 10-24549.  The Debtors are required to provide monthly operating reports to the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) pursuant to the U.S. Trustee’s Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases.  Such reports are also filed with the bankruptcy court.

On August 4, 2011, the Debtors filed their monthly operating report for the period from May 22, 2011 to June 18, 2011 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached as Exhibit 99.1 and is incorporated herein by reference. This current report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Financial Operating Data

Our Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of our Company. The Monthly Operating Report is limited in scope, covers a limited time period, is limited to the Debtors’ domestic operations, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report contains financial information that was not audited or reviewed by independent accountants, was not prepared in accordance with Generally Accepted Accounting Principles in the United States, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in our Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in our Company’s reports pursuant to the Exchange Act, and such information might not be indicative of our Company’s financial condition or operating results for the period that would be reflected in our Company’s financial statements or in its reports pursuant to the Exchange Act. The Debtors undertake no obligation to update or revise the MOR, and readers are therefore cautioned to refer to the Debtors Exchange Act filings.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results, and the MOR should not be used as a basis for making investment decisions regarding the Debtors’ securities.

Cautionary Statement Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K may contain forward-looking statements about the future performance of our Company, and is based on our assumptions and beliefs in light of information currently available.  We assume no obligation to update this information.  These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements, including, but not limited to: the ability of the Debtors to continue as going concerns; the ability of the Debtors to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases; the ability of the Debtors to prosecute, develop and consummate one or more plans of reorganization with respect to the chapter 11 cases; the effects of the Bankruptcy Filing on the Debtors and the interests of various creditors, equity holders and other constituents; Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general; the length of time the Debtors will operate under the chapter 11 cases; risks associated with third-party motions in the chapter 11 cases, which may interfere with the ability of the Debtors to develop and consummate one or more plans of reorganization once such plans are developed; the potential adverse effects of the chapter 11 proceedings on the Debtors’ liquidity or results of operations; the ability to execute Debtors’ business and restructuring plan and to timely and effectively implement the turnaround strategy; increased legal costs related to the Bankruptcy Filing and other litigation; the Debtors’ ability to maintain contracts that are critical to its operation, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees; various operating factors and general economic conditions, competitive practices and pricing in the food industry generally and particularly in our principal geographic markets; our relationships with our employees; the terms of future collective bargaining agreements; the costs and other effects of lawsuits and administrative proceedings; the nature and extent of continued consolidation in the food industry; changes in the capital markets which may affect our cost of capital or the ability to access capital; supply or quality control problems with our vendors; regulatory compliance; and changes in economic conditions, which may affect the buying patterns of our customers.  Additional risks that may affect our Company’s future performance are detailed in our Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Our Company undertakes no obligation to publically update any forward-looking statements, whether as a result of new information, future events or circumstances, or otherwise.

These and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Debtors’ various pre-petition liabilities, common stock and other debt or equity securities.  No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies, and it is possible that the Debtors will be reorganized in a manner that will substantially reduce or eliminate any remaining value.  Accordingly, the Debtors urge that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Monthly Operating Report for the period from May 22, 2011 to June 18, 2011, filed with the United States Bankruptcy Court for the Southern District of New York

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.

Date: August 4, 2011
	By:	/s/ Christopher W. McGarry
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Monthly Operating Report for the period from May 22, 2011 to June 18, 2011, filed with the United States Bankruptcy Court for the Southern District of New York